UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	Commission file number
July 21, 2004	1-5805

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	13-2624428
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. Analyst Presentation Slides – Second Quarter 2004 Financial Results and Merger Update

Item 9. Regulation FD Disclosure

On July 21, 2004, JPMorgan Chase & Co. held an investor presentation to review 2004 second quarter earnings and merger update.

Exhibit 99.1 is a copy of slides furnished at, and posted on the Firm’s website in connection with, the presentation. The slides are being furnished pursuant to Item 9, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.3 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:   /s/ Joseph L. Sclafani
Joseph L. Sclafani

Executive Vice President and Controller
[Principal Accounting Officer]

Dated: July 21, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. Analyst Presentation Slides – Second Quarter 2004 Financial Results and Merger Update

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